UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2023

EVmo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2301 North Sepulveda Boulevard Manhattan Beach, California	90266
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 17, 2023, EVmo, Inc., a Delaware corporation (the “Company”) filed a Form 8-K under Item 8.01 (the “Original Report”) to report that, as of February 10, 2023, Terren S. Peizer, then the executive chairman of the board of directors of the “Company, had agreed to provide short-term liquidity financing to the Company in the amount of $1,000,000. As consideration for Mr. Peizer’s action, the Company issued to Mr. Peizer a secured promissory note (the “Note”), in the principal amount of $1,600,000, which was then exchanged for an earlier promissory note in the principal amount of $600,000, issued by the Company to Mr. Peizer on September 30, 2022, as described in a current report on Form 8-K filed by the Company on October 6, 2022, which earlier note was then cancelled.

As of February 22, 2023, the Company and Mr. Peizer have mutually agreed to amend the Note as follows:

●	To clarify that the holder of the Note is Acuitas Group Holdings, LLC, a California limited liability company, of which Mr. Peizer is the sole member and chairman, and which acts as his personal investment vehicle (“Acuitas”);

●	To add a convertibility feature to the Note, which will enable Acuitas to convert the Note at the option of Mr. Peizer at any time during the life of the Note, at a conversion price of $0.1156 per common share; and

●	To change the warrant coverage provision of the Note to clarify that Acuitas has received a common stock purchase warrant that enables it to purchase up to 13,840,830 shares of the common stock of the Company, par value $0.000001 per share, at an exercise price per share of $0.1156 (the “Warrant”).

No other provisions of the Note have been amended. The Note and the Warrant were issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	EVmo, Inc.

	By:	/s/ Stephen M. Sanchez
	Name:	Stephen M. Sanchez
	Title:	Chief Executive Officer